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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 16, 1995


                               VISX, INCORPORATED
             (Exact name of Registrant as specified in its charter)

        Delaware                     1-10694                   06-1161793
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(State of incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

             3400 Central Expressway, Santa Clara, California 95051
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                    (Address of principal executive offices)

                                 (408) 773-2020
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         VISX, Incorporated ("VISX" ) received notice that the Federal Trade Commission is requesting the production of certain documents in connection with an investigation being conducted by the FTC relating to whether or not Pillar Point Partners and/or the companies that formed Pillar Point Partners, VISX and Summit Technology, Inc., have engaged in any unfair methods of competition in violation of federal trade regulation laws. Pillar Point Partners was formed in 1992 to resolve then-pending patent disputes between VISX and Summit. Trade regulation issues were carefully considered in the structuring of Pillar Point, and VISX believes that Pillar Point was structured in compliance with federal trade regulation laws. In addition, VISX believes that the operation of Pillar Point Partners has been and will be consistent with such laws.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VISX, INCORPORATED

                                             By:  /s/ Mark B. Logan
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                                                       Mark B. Logan,
                                                        President and
                                                        Chief Executive Officer

Date: October 16, 1995



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